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Exhibit 10.3.2

                                  AMENDMENT NO. 2
                                       TO THE
                  PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                                         OF
                             FIRST SAVINGS BANK, F.S.B.

     THIS AMENDMENT is approved and adopted by First Savings Bank, F.S.B. on this 14th day of November, 1997, as required by the Internal Revenue Service in the IRS determination letter dated September 30, 1997.

                                      RECITALS

     A. First Savings Bank, F.S.B. executed the Profit Sharing and Employee Stock Ownership Plan, effective January 1, 1996.

     B.   Section 13.1 of the plan provides in part as follows:

     "At any time the Company may amend this Plan and Trust by action of the
     Board of Directors . . . ."

     C.   The Company now desires to amend the plan and trust.

                                     AMENDMENT

     The Company hereby amends the plan and trust as follows:

     1. EFFECTIVE JANUARY 1, 1996, SECTION 9.7[I] OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     [i]  An "exempt loan" is a loan that satisfies the provisions of this section 9.7.

     2. ANY INCONSISTENT PROVISION OF THE PLAN AND TRUST SHALL BE READ CONSISTENT WITH THIS AMENDMENT.

     3. EXCEPT AS AMENDED ABOVE, THE COMPANY HEREBY AFFIRMS AND READOPTS EACH AND EVERY OTHER PROVISION OF THE PLAN AND TRUST.

     IN WITNESS WHEREOF, the Company has executed this amendment as of the date first mentioned above.

                                       FIRST SAVINGS BANK, F.S.B.

                                       By:
                                          ------------------------------------
                                       Title:
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